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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 2000

                         ACCREDITED HOME LENDERS, INC.
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                    333-07219                33-0426859
 ----------------------------         -------------            ---------------
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
       Incorporation)                     Number)            Identification No.)


      Attention: General Counsel
  15030 Avenue of Science, Suite 100
             San Diego, CA                                          92128
 --------------------------------------                      -------------------
    (Address of principal executive                               (Zip Code)
               offices)



Registrant's Telephone Number,
including area code:                                             (858) 676-2100
--------------------------------------------------------------------------------

                                  No Change
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------


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Item 5.  OTHER EVENTS

           In connection with the offering of the Accredited Mortgage Loan Trust 2000-1, Asset-Backed Notes, Series 2000-1 described in a Prospectus Supplement related to the offered notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      Not applicable

        (b)      Not applicable.

        (c)      EXHIBITS

                 EXHIBIT NO.               DESCRIPTION

                 99.1. Related Computational Materials (as defined in Item 5 above).



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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCREDITED MORTGAGE LOAN TRUST 2000-1

                                           By: Accredited Home Lenders, Inc.


                                           By: /s/ Ray W. McKewon
                                              ---------------------------------
                                              Name:  Ray W. McKewon
                                              Title: Executive Vice President

Dated:  February 24, 2000



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                             EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

  99.1.           Related Computational Materials
                  (as defined in Item 5 above).





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